EDISON INTERNATIONAL LOGO

FOR IMMEDIATE RELEASE

                                                                                      Media Contact: (626) 302-1033
                                                                                                     www.edison.com

                               Edison International Reports Second-Quarter Financial
                                 Results and Increases Earnings Guidance for 2005

ROSEMEAD, Calif., August 9, 2005 -

o   Edison International (NYSE: EIX) recorded earnings of 61 cents per common share in the second quarter of
    2005 compared to a second-quarter loss of $1.15 per common share in 2004.  These comparisons include non-core items in both 2005 and 2004, including a large lease termination charge taken at an Illinois power station in 2004.

o   EIX had core earnings of 55 cents per share in the second quarter of 2005, an increase of 34 cents per share over the same period last year.(1)

o   Key factors contributing to 2005 second-quarter core earnings were lower net interest expense, improved results from the independent power business and higher revenue at the utility.

o   EIX is increasing its core earnings guidance for the full-year 2005 to a range of $2.53 to $2.63 from
    $2.14 per share.(2)

Second Quarter 2005 Highlights:

o   Earnings per common share - $0.61
o   Net Income - $201 million
o   Revenue - $2.6 billion
o   Assets - $33.5 billion

SECOND-QUARTER EARNINGS SUMMARY

        EIX recorded consolidated earnings of 61 cents per share in the second quarter of 2005, compared to a loss of $1.15 per share for the same period last year.  Excluding non-core items, EIX's second-quarter core earnings were
55 cents per share in 2005, an increase of 34 cents per share compared to 2004.(1)

        "We achieved improved core earnings at each of our business segments in the second quarter.  The key factors were lower net interest expense, improved operating results at our independent power business and higher utility revenue.  On the strength of our performance to date, and outlook for the rest of the year, we expect core earnings for 2005 will be stronger than previously forecast," commented John E. Bryson, Chairman, Edison International.

----------------

1  See Core Earnings (Loss) Per Common Share table for the quarters ended June 30, for a reconciliation of core earnings to earnings calculated in accordance with accounting principles generally accepted in the United States.

2  See Appendix for reconciliation to reported EPS.

                                                - more -

SECOND-QUARTER EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

        SCE's earnings from continuing operations were 49 cents per share in the second quarter of 2005, compared with 74 cents per share in the second quarter of 2004.  SCE's second-quarter 2004 results include net positive regulatory items of about 36 cents per share, primarily related to the implementation of SCE's 2003 GRC decision.  Excluding these items, SCE's core earnings were 49 cents per share, an increase of 11 cents per share compared to the second quarter of 2004.  This increase is primarily due to higher revenue at SCE associated with the timing of the 2003 GRC decision.  SCE received the decision last July, which resulted in a catch-up adjustment to core earnings in the third quarter for the amounts related to the first half of 2004, as well as an increase in earnings for the second half of 2004.  A comparison of the full year of 2005 versus 2004 is not expected to reflect a core earnings difference related to the 2003 GRC decision.  The favorable impact of higher revenue authorized by the California Public Utilities Commission (CPUC) for 2005, the resolution of certain tax issues and lower net interest costs were mostly offset by higher operating expense.

        MEHC's earnings from continuing operations were break-even in the second quarter of 2005 compared to a loss of $1.96 per share in the second quarter of 2004.  MEHC's second-quarter 2004 results include a charge of
$1.80 per share related to the termination of the Collins Station lease.  The Collins Station was deemed uneconomic and operations ceased effective September 30, 2004.  Excluding this charge, MEHC's core earnings were break-even, an improvement of 16 cents per share over the second quarter of 2004.  This increase is primarily due to higher wholesale energy prices at the Illinois plants, lower net corporate interest expense, the resolution of a prior-year tax issue and higher income from Edison Mission Marketing & Trading (EMMT).  On an annual basis,
MEHC's earnings are seasonal with higher earnings typically occurring during the summer months.

        Earnings in the second quarter of 2005 for Edison Capital were 8 cents per share compared to 4 cents per share in the second quarter of 2004.  This increase is primarily due to Edison Capital's share of income from its investment in the Emerging Europe Infrastructure Fund which recorded a gain resulting from an announced purchase of a wireless company held by the Fund.  The Fund has subsequently exited this investment and the related gain of about four cents per share has been realized.

        The loss for "EIX parent company and other" decreased by 3 cents per share primarily due to lower net interest expense.

Earnings from Discontinued Operations

        EIX's earnings from discontinued operations were 6 cents per share in the second quarter of 2005 compared to 8 cents per share in the same period last year.  The 2005 earnings resulted primarily from a settlement related to the Lakeland Power project.  The 2004 results include earnings from MEHC's international assets that have been sold.

                                                                  Quarter Ended June 30,
Earnings (Loss) Per Common Share (Unaudited)                               2005             2004             Change
--------------------------------------------                 ---------------------------------------------------------
  Southern California Edison Company                                      $0.49            $0.74             $(0.25)
  Mission Energy Holding Company                                              -            (1.96)              1.96
  Edison Capital                                                           0.08             0.04               0.04
  EIX parent company and other                                            (0.02)           (0.05)              0.03
--------------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Continuing Ops.                           0.55            (1.23)              1.78
--------------------------------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                                      0.06             0.08              (0.02)
--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings (Loss)                                    $0.61           $(1.15)             $1.76
====================================================================================================================

                                                - more -

                                                                  Quarter Ended June 30,
Earnings (Loss) (in millions) (Unaudited)                                  2005             2004             Change
-----------------------------------------                   ---------------------------------------------------------
  Southern California Edison Company                                       $161             $242               $(81)
  Mission Energy Holding Company                                              -             (636)               636
  Edison Capital                                                             25               11                 14
  EIX parent company and other                                              (6)              (17)                11
--------------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Continuing Ops.                            180             (400)               580
--------------------------------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                                        21               26                 (5)

--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings (Loss)                                     $201            $(374)              $575
====================================================================================================================

                                                                  Quarter Ended June 30,
Core Earnings (Loss) Per Common Share
-------------------------------------------------                        2005             2004             Change
(Unaudited)                                                ---------------------------------------------------------
  Southern California Edison Company                                      $0.49            $0.38              $0.11
  Mission Energy Holding Company                                              -            (0.16)              0.16
  Edison Capital                                                           0.08             0.04               0.04
  EIX parent company and other                                            (0.02)           (0.05)              0.03
--------------------------------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                                             0.55             0.21               0.34
--------------------------------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory items                                                      -             0.36              (0.36)
  MEHC - Collins lease termination                                            -            (1.80)              1.80
  MEHC - Earnings from discontinued operations                             0.06             0.08              (0.02)
--------------------------------------------------------------------------------------------------------------------
                                                                           0.06            (1.36)              1.42
--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings (Loss)                                    $0.61           $(1.15)             $1.76
====================================================================================================================

                                                                  Quarter Ended June 30,
Core Earnings (Loss) (in millions) (Unaudited)                            2005             2004              Change
----------------------------------------------             ---------------------------------------------------------
  Southern California Edison Company                                       $161             $125                $36
  Mission Energy Holding Company                                              -              (50)                50
  Edison Capital                                                             25               11                 14
  EIX parent company and other                                               (6)             (17)                11
--------------------------------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                                              180               69                111
-------------------------------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory items                                                      -              117               (117)
  MEHC - Collins lease termination                                            -             (586)               586
  MEHC - Earnings from discontinued operations                               21               26                 (5)
--------------------------------------------------------------------------------------------------------------------
                                                                             21             (443)               464

--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings (Loss)                                     $201            $(374)              $575
====================================================================================================================

                                                - more -

YEAR-TO-DATE EARNINGS SUMMARY

        EIX recorded earnings of $1.23 per share for the six-month period ending June 30, 2005 compared to a loss of 85 cents per share for the same period last year.  The 2005 earnings include a charge at MEHC of 5 cents per share related to the early extinguishment of debt.  The 2004 results include a charge of $1.80 per share related to the termination of the Collins Station lease, a net gain of 8 cents per share at MEHC from the sale of the company's interest in Four Star Oil and Gas and the Brooklyn Navy Yard project, and earnings of 36 cents per share at SCE from regulatory items related to its 2003 GRC decision.  Both years include earnings from discontinued operations related to MEHC's international projects.  Excluding these items, core earnings increased
91 cents per share primarily from higher wholesale energy prices in Illinois, higher earnings at SCE associated with the 2003 GRC decision received in July 2004, lower net interest expense, earnings from Edison Capital's interest in the Emerging Europe Infrastructure Fund and higher income from EMMT.

        EIX had earnings from continuing operations of $1.15 per share for the six-month period ended June 30,
2005 compared with a loss from continuing operations of $1.07 per share for the same period last year.
Continuing operations exclude the impacts from changes in accounting principles and discontinued operations, as discussed below.

YEAR-TO-DATE EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

        SCE's earnings from continuing operations in the first half of 2005 decreased by 16 cents per share, compared to the same period last year.  SCE's results for the first half of 2004 include net positive regulatory items of about 36 cents per share primarily related to the implementation of SCE's 2003 GRC decision.  Excluding these items, SCE's core earnings were 89 cents per share, an increase of 20 cents per share compared to the same period last year.  This increase is primarily due to the favorable impact of higher revenue at SCE associated with the timing of the 2003 GRC decision reached in July 2004 as described in the second-quarter earnings detail section above.  Higher revenue authorized by the CPUC for 2005 and the resolution of certain tax issues were offset by higher operating expense.

        MEHC had earnings from continuing operations of 8 cents per share for the six months ended June 30, 2005 compared to a loss of $2.07 per share in the same period last year.  MEHC's earnings in 2005 include a five-cent-per-share charge related to the early retirement of debt.  MEHC's 2004 results included a
$1.80-per-share charge for the termination of the Collins Station lease and a net gain of 8 cents per share on the sale of its interest in Four Star Oil and Gas and the Brooklyn Navy Yard projects.  Excluding these items,
MEHC's core earnings were 13 cents per share, an increase of 48 cents per share.  This increase primarily reflects higher wholesale energy prices in Illinois, lower net interest expense, higher income from EMMT, and the resolution of a prior-year tax issue.

        Edison Capital's earnings for the six months ended June 30, 2005 were 24 cents per share, up 17 cents per share from the same period last year.  This increase is primarily due to Edison Capital's share of income from its investment in the Emerging Europe Infrastructure Fund.

        The loss for the six months ended June 30, 2005 for "EIX parent company and other" decreased by 6 cents per share compared to the results in the same period last year, mainly due to lower net interest expense partially offset by higher taxes.

                                                - more -

Earnings from Discontinued Operations

        EIX's earnings from discontinued operations were 8 cents per share for the six-month period ending June
30, 2005 compared to 22 cents per share for the same period last year.  The 2005 earnings result primarily from a settlement related to the Lakeland Power project and gains on the sale of the CBK and Tri Energy projects.  The
2004 results include earnings from MEHC's international assets that have been sold.

Change in Accounting Principle

        Edison Capital's results for the six months ended June 30, 2004 include a $1 million charge for the cumulative effect of a change in accounting principle which reflects the impact of implementing an accounting standard that requires the consolidation of certain variable interest entities.

                                                                Year-to-Date Ended June 30,
Earnings (Loss) Per Common Share (Unaudited)                               2005             2004             Change
--------------------------------------------                ---------------------------------------------------------
  Southern California Edison Company                                      $0.89            $1.05            $(0.16)
  Mission Energy Holding Company                                           0.08            (2.07)              2.15
  Edison Capital                                                           0.24             0.07               0.17
  EIX parent company and other                                            (0.06)           (0.12)              0.06
--------------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Continuing Ops.                           1.15            (1.07)              2.22
--------------------------------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                                      0.08             0.22             (0.14)

--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings (Loss)                                    $1.23          $(0.85)              $2.08
====================================================================================================================

                                                                Year-to-Date Ended June 30,
Earnings (Loss) (in millions) (Unaudited)                                  2005             2004             Change
-----------------------------------------                   ---------------------------------------------------------
  Southern California Edison Company                                       $292             $341               $(49)
  Mission Energy Holding Company                                             25             (675)               700
  Edison Capital                                                             77               22                 55
  EIX parent company and other                                              (19)             (35)                16
--------------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Continuing Ops.                            375             (347)               722
--------------------------------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                                        28               72                (44)

Cumulative Effect of Accounting Change                                        -               (1)                 1

--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings (Loss)                                     $403            $(276)              $679
====================================================================================================================

                                                - more -

                                                                Year-to-Date Ended June 30,
Core Earnings (Loss) Per Common Share
-------------------------------------------------                          2005             2004             Change
(Unaudited)                                              -----------------------------------------------------------
  Southern California Edison Company                                      $0.89            $0.69              $0.20
  Mission Energy Holding Company                                           0.13           (0.35)               0.48
  Edison Capital                                                           0.24             0.07               0.17
  EIX parent company and other                                            (0.06)           (0.12)              0.06
--------------------------------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                                             1.20             0.29               0.91
-------------------------------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory items                                                      -             0.36              (0.36)
  MEHC - Collins lease termination                                            -            (1.80)              1.80
  MEHC - Early retirement of debt                                         (0.05)               -              (0.05)
  MEHC - Sale of assets                                                       -             0.08              (0.08)
  MEHC - Earnings from discontinued operations                             0.08             0.22              (0.14)
--------------------------------------------------------------------------------------------------------------------
                                                                           0.03           (1.14)               1.17

--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings (Loss)                                    $1.23          $(0.85)              $2.08
====================================================================================================================

                                                                Year-to-Date Ended June 30,
Core Earnings (Loss) (in millions) (Unaudited)                             2005             2004             Change
-----------------------------------------------                ---------------------------------------------------------
  Southern California Edison Company                                       $292             $224                $68
  Mission Energy Holding Company                                             40             (116)               156
  Edison Capital                                                             77               22                 55
  EIX parent company and other                                              (19)             (35)                16
--------------------------------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                                              390               95                295
--------------------------------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory items                                                      -              117               (117)
  MEHC - Collins lease termination                                            -             (586)               586
  MEHC - Early retirement of debt                                           (15)               -                (15)
  MEHC - Sale of assets                                                       -               27                (27)
  MEHC - Earnings from discontinued operations                               28               72                (44)
--------------------------------------------------------------------------------------------------------------------
                                                                             13             (370)               383
Cumulative Effect of Accounting Change                                        -               (1)                 1
--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings (Loss)                                     $403            $(276)              $679
====================================================================================================================

                                  Reminder: EIX Will Hold a Conference Call Today

        Today, EIX will hold a conference call to discuss its second-quarter 2005 financial results at 8:00 a.m.
PDT.  Although two-way participation in the telephone call is limited to financial analysts and investors, all other interested parties are invited to participate in a "listen-only mode" through a simultaneous webcast on the company's Web site at www.edisoninvestor.com.  Additional financial and other statistical information, if any, presented during the call will be available on the Web site.  The domestic call-in number is (800) 356-8584 and the ID# is 10400.

                                                - more -

                                                APPENDIX
Edison international
2005 Outlook

                                                   Prior               Current
                                              2005 Outlook(1)      2005 Outlook(2)

o     SCE                                          $1.75                $1.80
o     MEHC                                          0.34              0.55-0.65
o     EC                                            0.08                 0.28
o     EIX Holding Co.                              (0.03)               (0.10)
                                                   ------               ------
                  Core EPS                         $2.14             $2.53-2.63
                                                   ------            `----------

Non-core Items

o     SCE - Tax Settlement                         $0.11                $0.11
o     MEHC - Debt Extinguishment                   (0.05)               (0.05)
o     MEHC - Discontinued Ops.                      -                    0.28
                                                   ------             ----------
                  Reported EPS                     $2.20              $2.87-2.97
                                                   ------             ----------

1.  Given October 13, 2004.
2.  Given August 9, 2005.

                                             Risk Disclosure Statement

This release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform
Act of 1995.  Forward-looking statements reflect Edison International's current expectations and projections about future events based on Edison International's knowledge of present facts and circumstances and assumptions about future events and include any statement that does not directly relate to a historical or current fact.  In this report and elsewhere, the words "expects," "believes," "anticipates," "estimates," "projects," "intends,"
"plans," "probable," "may," "will," "could," "would," "should," and variations of such words and similar expressions, or discussions of strategy or of plans, are intended to identify forward-looking statements.  Such statements necessarily involve risks and uncertainties that could cause actual results to differ materially from those anticipated.  Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could impact Edison International or its subsidiaries, include but are not limited to:

o        the ability of Edison International to meet its financial obligations and to pay dividends on its common stock if its subsidiaries are unable to pay dividends;

o        the ability of Edison International to effectively execute its strategic plan;

o        the ability of SCE to recover its costs in a timely manner from its customers through regulated rates;

o        decisions and other actions by the CPUC and other regulatory authorities and delays in regulatory actions;

o        market risks affecting SCE's energy procurement activities;

o        access to capital markets and the cost of capital;

o        changes in interest rates and rates of inflation;

o        governmental, statutory, regulatory or administrative changes or initiatives affecting the electricity industry, including environmental regulations that could require additional expenditures or otherwise affect the cost and manner of doing business;

o        risks associated with operating nuclear and other power generating facilities, including operating risks, equipment failure, availability, heat rate and output;

                                                - more -

o        the ability to obtain sufficient insurance;

o        effects of legal proceedings, changes in tax laws, rates or policies, and changes in accounting standards;

o        supply and demand for electric capacity and energy, and the resulting prices and dispatch volumes, in the wholesale markets to which EME's generating units have access;

o        EME's and its subsidiaries' ability to provide sufficient collateral in support of their forward sales of electricity and purchases of fuel;

o        competition from other power plants, including new plants and technologies that may be developed in the future;

o        the cost of and availability of fuel, fuel transportation services, electric transmission services and required emission credits or allowances;

o        weather conditions, natural disasters and other unforeseen events; and

o        changes in the fair value of investments accounted for using fair value accounting.

Additional information about risks and uncertainties, including more detail about the factors described above, is contained in Edison International's reports filed with the Securities and Exchange Commission. Readers are urged to read such reports and carefully consider the risks, uncertainties and other factors that affect Edison
International's business.  Readers also should review future reports filed by Edison International with the
Securities and Exchange Commission.  The information contained in this report is subject to change without notice. Forward-looking statements speak only as of the date they are made and Edison International is not obligated to publicly update or revise forward-looking statements.

                                                       # # #

        Based in Rosemead, Calif., Edison International (NYSE: EIX) is the parent company of Southern California
Edison, Edison Mission Energy and Edison Capital.

                                                      EDISON INTERNATIONAL
                                                SUMMARY OF CONSOLIDATED EARNINGS
                                                          (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE AMOUNTS                       QUARTER ENDED JUNE 30,      YEAR TO DATE JUNE 30,
-------------------------------------------------------------------------------------------------------------
                                                               2005          2004        2005         2004
------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                              $ 2,203      $ 2,176     $ 4,109      $ 3,872
NONUTILITY POWER GENERATION                                       417          359         928          748
FINANCIAL SERVICES AND OTHER                                       29           30          56           61
------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUE                                         2,649        2,565       5,093        4,681
------------------------------------------------------------------------------------------------------------
FUEL                                                              399          384         818          611
PURCHASED POWER                                                   743          527       1,131        1,107
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET                (41)         (33)         24          (51)
OTHER OPERATION AND MAINTENANCE                                   815          796       1,624        1,581
ASSET IMPAIRMENT AND LOSS ON LEASE TERMINATION                      7          954          11          954
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION                    267          266         527          522
PROPERTY AND OTHER TAXES                                           50           53         102           98
------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                        2,240        2,947       4,237        4,822
------------------------------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                                           409         (382)        856         (141)
INTEREST AND DIVIDEND INCOME                                       25           11          47           22
EQUITY IN INCOME FROM PARTNERSHIPS AND
    UNCONSOLIDATED SUBSIDIARIES - NET                              24           10         108           29
OTHER NONOPERATING INCOME                                          20            9          37           87
INTEREST EXPENSE - NET OF AMOUNTS CAPITALIZED                    (204)        (252)       (417)        (489)
LOSS ON EARLY EXTINGUISHMENT OF DEBT                                -            -         (24)           -
OTHER NONOPERATING DEDUCTIONS                                     (13)         (16)        (22)         (29)
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS
    BEFORE TAX AND MINORITY INTEREST                              261         (620)        585         (521)
INCOME TAX (BENEFIT)                                               34         (264)        138         (221)
DIVIDENDS ON UTILITY PREFERRED AND PREFERENCE STOCK
    NOT SUBJECT TO MANDATORY REDEMPTION                             5            1           7            3
MINORITY INTEREST                                                  42           43          65           44
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                          180         (400)        375         (347)
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                   21           26          28           72
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE ACCOUNTING CHANGE                            201         (374)        403         (275)
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX                 -            -           -           (1)
------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                               $ 201       $ (374)      $ 403       $ (276)
============================================================================================================

WEIGHTED-AVERAGE SHARES
    OF COMMON STOCK OUTSTANDING                                   326          326         326          326

BASIC EARNINGS (LOSS) PER COMMON SHARE:
CONTINUING OPERATIONS                                          $ 0.55      $ (1.23)     $ 1.15      $ (1.07)
DISCONTINUED OPERATIONS                                          0.06         0.08        0.08         0.22
                                                           -----------   ----------   ---------   ----------
TOTAL                                                          $ 0.61      $ (1.15)     $ 1.23      $ (0.85)
                                                           ===========   ==========   =========   ==========

WEIGHTED-AVERAGE SHARES, INCLUDING
    EFFECT OF DILUTIVE SECURITIES                                 331          326         331          326

DILUTED EARNINGS (LOSS) PER COMMON SHARE:
CONTINUING OPERATIONS                                          $ 0.55      $ (1.23)     $ 1.14      $ (1.07)
DISCONTINUED OPERATIONS                                          0.06         0.08        0.08         0.22
                                                           -----------   ----------   ---------   ----------
TOTAL                                                          $ 0.61      $ (1.15)     $ 1.22      $ (0.85)
                                                           ===========   ==========   =========   ==========

DIVIDENDS DECLARED PER COMMON SHARE                            $ 0.25       $ 0.20      $ 0.50      $  0.40

EDISON INTERNATIONAL
Financial Overview
June 30, 2005

UNAUDITED
Dollars in Millions, Except per-Share Amounts

EDISON INTERNATIONAL (Consolidated Totals)

                                                         Second Quarter           Year-to-Date
                                                         --------------           ------------
                                                      2005         2004          2005         2004
                                                      ----         ----          ----         ----
Assets                                               $33,537      $36,233       $33,537      $36,233
Common Equity                                         $6,221       $4,987        $6,221       $4,987
Revenue                                               $2,649       $2,565        $5,093       $4,681
Earnings (Loss)*                                        $201        $(374)         $403        $(276)
Earnings (Loss) Per Common Share*                      $0.61       $(1.15)        $1.23       $(0.85)
Book Value Per Share                                  $19.09       $15.30        $19.09       $15.30
  *includes parent company

SOUTHERN CALIFORNIA EDISON (Electric Utility)

                                                         Second Quarter            Year-to-Date
                                                         --------------            ------------
                                                      2005         2004          2005         2004
                                                      ----         ----          ----         ----
Assets                                               $24,173      $19,810       $24,173      $19,810
Common Equity                                         $4,726       $4,257        $4,726       $4,257
Revenue                                               $2,203       $2,176        $4,110       $3,872
Earnings                                                $161         $242          $292         $341
Earnings Per EIX Common Share                          $0.49        $0.74         $0.89        $1.05

MISSION ENERGY HOLDING COMPANY-CONSOLIDATED (Nonutility Power Generation)

                                                        Second Quarter             Year-to-Date
                                                        --------------             ------------
                                                       2005         2004          2005         2004
                                                       ----         ----          ----         ----
Assets                                                $6,138      $12,124        $6,138      $12,124
Common Equity                                           $895         $234          $895         $234
Revenue                                                 $417         $359          $928         $748
Earnings (Loss)                                          $21        $(610)          $53        $(603)
Earnings (Loss) Per EIX Common Share                   $0.06       $(1.88)        $0.16       $(1.85)

EDISON CAPITAL (Capital and Financial Services Provider)

                                                        Second Quarter             Year-to-Date
                                                        --------------             ------------
                                                       2005         2004          2005         2004
                                                       ----         ----          ----         ----
Assets                                                $3,640       $3,663        $3,640       $3,663
Common Equity                                           $679         $654          $679         $654
Revenue                                                  $24          $27           $51          $56
Earnings                                                 $25          $11           $77          $22
Earnings Per EIX Common Share                          $0.08        $0.04         $0.24        $0.07

SOUTHERN CALIFORNIA EDISON
kWh Sales (In thousands)
June 30, 2005

                                                            QUARTER ENDED JUNE 30, 2005
                                                            ---------------------------
                                                                  INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR           %
                                                -----------------------------------------------

RESIDENTIAL                                           6,243,809           (65,541)       (1.04)
AGRICULTURAL                                            271,075           (91,716)      (25.28)
COMMERCIAL                                            9,633,436           111,411         1.17
INDUSTRIAL                                            2,756,943           (53,258)       (1.90)
PUBLIC AUTHORITIES                                    1,481,807           (78,330)       (5.02)
RAILROADS & RAILWAYS                                     15,128               110         0.73
INTERDEPARTMENTAL                                           265               106        66.67
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        20,402,463          (177,218)       (0.86)

RESALE SALES                                          3,844,630          (581,924)      (13.15)
                                                ----------------------------------
  TOTAL KWH SALES                                    24,247,093          (759,142)       (3.04)
                                                ==================================

                                                           SIX MONTHS ENDED JUNE 30, 2005
                                                           ------------------------------
                                                                 INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR          %
                                                -----------------------------------------------

RESIDENTIAL                                          13,334,654           434,402         3.37
AGRICULTURAL                                            418,728          (118,891)      (22.11)
COMMERCIAL                                           18,666,201           442,311         2.43
INDUSTRIAL                                            5,325,090           (66,528)       (1.23)
PUBLIC AUTHORITIES                                    2,839,758          (102,202)       (3.47)
RAILROADS & RAILWAYS                                     30,592              (108)       (0.35)
INTERDEPARTMENTAL                                           274               (24)       (8.05)
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        40,615,297           588,960         1.47

RESALE SALES                                          7,572,176           252,781         3.45
                                                ----------------------------------
  TOTAL KWH SALES                                    48,187,473           841,741         1.78
                                                ==================================